RBC FUNDS TRUST

RBC U.S. Long Corporate Fund

RBC U.S. Investment Grade Corporate Fund

RBC U.S. High Yield Corporate Fund

RBC U.S. PRisM 1 Fund

RBC U.S. PRisM 2 Fund

RBC U.S. PRisM 3 Fund

RBC U.S. Inflation-Linked Fund

RBC U.S. Securitized Asset Fund

Supplement dated September 14, 2012, to the Prospectus dated November 23, 2011 (as supplemented July 30, 2012) and the Statement of Additional Information (“SAI”) dated November 23, 2011(as supplemented June 29, 2012 and July 30, 2012).

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On September 13, 2012, the Board of Trustees of RBC Funds Trust approved the liquidation of the RBC U.S. Long Corporate Fund (the “Long Corporate Fund”) and also determined to close the RBC U.S. Investment Grade Corporate Fund, the RBC U.S. High Yield Corporate Fund, the RBC U.S. PRisM 1 Fund, the RBC U.S. PRisM 2 Fund, the RBC U.S. PRisM 3 Fund, the RBC U.S. Inflation-Linked Fund, and the RBC U.S. Securitized Asset Fund. This decision was made after careful consideration of the Funds’ operations, asset size and current expenses. Effective September 14, 2012, the Long Corporate Fund will suspend all purchases and exchanges into the Long Corporate Fund other than purchases through dividend reinvestment, in order to facilitate an orderly liquidation on or about September 28, 2012. You may redeem your Long Corporate Fund shares at any time before the liquidation, as the Long Corporate Fund will continue to process redemptions in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Long Corporate Fund shares prior to the liquidation date, the Long Corporate Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account. As disclosed in the Prospectus, the Long Corporate Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Long Corporate Fund’s liquidation, the Long Corporate Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

For taxable investors, the sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact RBC Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE